SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934




                Date of report (date of earliest event reported):
                                 August 29, 2002


                       Daisytek International Corporation
               (Exact Name of Registrant as Specified in Charter)


   Delaware                  0-25400                     75-2421746
---------------             ---------                  ----------------
(State or other            (Commission                 (I.R.S. Employer
jurisdiction of            File Number)                Identification No.)
incorporation)

                    1025 Central Expressway South, Suite 200
                               Allen, Texas 75013
          (Address of Principal Executive Offices, including zip code)


                                 (972) 881-4700
              (Registrant's Telephone Number, including area code)

                                       N/A
          (Former Name or Former Address, if Changed Since Last Report)





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ITEM 5.    OTHER EVENTS

                               On August 29, 2002, Daisytek International
                     Corporation ("Daisytek") issued a press release, filed herewith as Exhibit 99.1, to announce that Daisytek had reviewed fiscal year 2002 highlights at its annual meeting held on August 29, 2002, and to announce shareholder actions taken at that meeting.

ITEM 7.              FINANCIAL STATEMENTS AND EXHIBITS

(a)        Financial statements of business acquired

           Not applicable

(b)        Pro forma financial information

           Not applicable

(c)        Exhibits

           99.1       Press Release dated August 29, 2002.










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                                    SIGNATURE

           Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                 DAISYTEK INTERNATIONAL CORPORATION


                                 By:   /s/    RALPH MITCHELL
                                    --------------------------------------
                                              Ralph Mitchell
                                              Chief Financial Officer,
                                              Executive Vice President - Finance

Dated:  August 29, 2002



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                                Index to Exhibits


Exhibit
Number     Description
-------    -----------

99.1       Press Release dated August 29, 2002.










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                                                                  Exhibit 99.1




Contacts:     Jim Powell                Craig McDaniel, APR
              President and CEO         Michael A. Burns & Associates
              Daisytek International    (214) 521-8596 or (214) 616-7186 mobile
              (972) 881-4700            cmcdaniel@mbapr.com

         Daisytek Management Reviews FY2002 Highlights at Ananual Meeting Leadership Team Discusses European Expansion with Shareholders

ALLEN, Texas (Aug. 29, 2002) - Shareholders of Daisytek International Corporation (Nasdaq: DZTK) heard an upbeat performance report at the computer and office supplies distributor's annual meeting in Dallas today and took action on several agenda items. The company's leadership team set the course for new initiatives such as rollout of the office products line and expansion to the European market. Shareholders took action on the following items:

o Re-elected John D. (Jack) Kearney, Sr., age 48, to another term as a company director, a role he has held since July 2000. He is Daisytek's executive vice president of corporate development and has been with the company since March 1999.

o Appointed Ernst & Young LLP as Daisytek's independent auditors for the fiscal year ending March 31, 2003.

o Approved increasing the number of authorized shares of common stock from 30 million to 50 million. As of July 8, 2002, there were 18,259,781 shares outstanding, excluding 1,773,905 shares in treasury. After giving effect to approximately 5.7 million shares of common stock reserved for issuance under Daisytek's stock option and employee stock purchase plans, the company had approximately 6 million shares of available for issuance. Although there are no immediate plans requiring a significant number of common shares, the Board of Directors believes the availability of additional authorized shares for issuance will provide flexibility to issue stock for a variety of corporate purposes.

o Did not approve an Equity Incentive Plan, intended to provide a means by which Daisytek employees, directors and consultants could be given the opportunity to acquire an equity interest in the company.

     Daisytek officers presented FY2002 highlights, emphasizing both the positive financials delivered and the significant strides made in delivering the infrastructure plans outlined for the year. Financial highlights include consolidated revenues up 18%, U.S. revenue up 23%, international revenue growth of 21% (in local currencies), and increased earnings, before special charges, of 13%.


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     Management reported positive developments such as the recent acquisition of
ISA International plc, a $500 million pan-European distributor of computer supplies, and alliances with key technology providers such as ECI2 and Averon (the developer of innovative toner and ink monitoring software OpenSupply).
     "We had a really positive message to deliver to our shareholders this year," said Jim Powell, president and CEO. "Our revenues are up, we are pushing our costs down and we are putting in place the infrastructure that will keep those two bottom-line indicators moving in the right direction. The evolution of our centralized distribution model - to include five new regional centers - is an important move that will enable us to hold the line on costs while implementing our office products strategy nationwide."
     The regional center in Southern California is operational and a similar facility in Upstate New York will soon begin shipping products to customers. Three other facilities will join the group to give Daisytek next-business-day delivery capability virtually anywhere in the United States for its line of about 25,000 products.
     Daisytek estimates combined revenue for FY2003 at $1.8 billion to $1.9 billion. EPS guidance for the year is $1.05 to $1.10 per diluted share. By the fiscal year ending March 2004 Daisytek expects ISA to be net accretive for the full fiscal year. EPS guidance for FY2004 is $1.40 to $1.50 per diluted share with revenue growth of at least 10% to15%.
     The company's new annual report is available online at www.daisytek.com. Daisytek serves markets in the United States, Canada, Mexico, Australia,
Argentina, the United Kingdom, Ireland, France, Germany, Norway, Sweden and Italy. The company, headquartered near Dallas, is a Russell 2000 Index component and is listed in the Forbes Platinum 400, Bloomberg 100 and VARBusiness Distribution 25 corporate rankings.

About Daisytek International
Daisytek International is a worldwide distributor of computer and office supplies, peripherals and professional tape media. In addition, it offers fee-based marketing, demand-generation and fulfillment services. Daisytek sells more than 25,000 products from about 500 manufacturers, including printer supplies, magnetic and data storage media, video and motion picture film. This news release and Daisytek's annual report are at www.daisytek.com. The Web site is not part of this release. Daisytek is a registered trademark of Daisytek, Incorporated. All rights reserved.

The matters discussed in this news release contain both historical and forward-looking statements. All statements other than statements of historical fact are, or may be deemed to be, forward-looking information within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Act of 1934, as amended. You can identify these statements by the fact that they do not relate strictly to historical or current facts, but rather reflect our current expectations concerning future results and events. Forward-looking statements relating to such matters as our financial condition and operations, including forecasted information, are based on our management's current intent, belief or expectations regarding our industry or us. These forward-looking statements including forecasts are not guarantees of future performance and involve risks, uncertainties and assumptions that are difficult to predict. In addition, some forward-looking statements are based upon assumptions as to future events that may not prove to be accurate. Therefore, actual outcomes and results may differ materially from what is expected or forecasted in such forward-looking statements. We undertake no obligation to update publicly any forward-looking statement for any reason, even if new information becomes available or other events occur in the future.

Certain factors, including but not limited to, general economic conditions, industry trends, the loss of or inability to hire skilled personnel, the loss of key suppliers or customers, the loss or material decline in service of strategic product shipping relationships, customer demand, product availability, competition (including pricing and availability), risks inherent in acquiring, integrating and operating new businesses and investments, concentrations of credit risk, distribution efficiencies, capacity constraints, technological difficulties (including equipment failure or a breach of our security measures), the volatility of our common stock, economic and political uncertainties arising as a result of terrorist attacks, seasonality, exchange rate fluctuations, foreign currency devaluations and the regulatory and trade environment (both domestic and foreign) could cause our actual results to differ materially from the anticipated results or other expectations expressed in our forward-looking statements. There may be additional risks that we do not currently view as material or that are not presently known.

Other factors that could affect Daisytek are set forth in Daisytek's 10-K for the fiscal year ended March 31, 2002.



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